PGIM ETF TRUST

PGIM Active High Yield Bond ETF

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15

PGIM High Yield Fund

PGIM Short Duration High Yield Income Fund

(each a "Fund" and collectively the "Funds")

Supplement dated November 30, 2021

to each Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with each Fund's Summary Prospectus, Prospectus and Statement of

Additional Information, as applicable, and retain it for future reference.

Mr. Daniel Thorogood has announced his intention to retire from each Fund's portfolio management team effective April 2022.

To reflect this change, each Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows:

1.The tables in (i) the section of the Summary Prospectus and Prospectus entitled "Management of the Fund"; (ii) the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed"; and (iii) the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests," are hereby revised by adding the following footnote with respect to Mr. Thorogood:

"*Mr. Thorogood has announced his intention to retire effective April 2022."

LR1393